UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

ALDEYRA THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320
Lexington, MA 02421
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 7, 2023, Aldeyra Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) to announce that the U.S. Food and Drug Administration (FDA) has accepted for review the Company’s New Drug Application (NDA) for reproxalap, a first-in-class investigational new drug candidate, for the treatment of the signs and symptoms of dry eye disease, and has assigned a Prescription Drug User Fee Act (PDUFA) date of November 23, 2023. The FDA noted that no potential filing review issues have been identified, and that an advisory committee meeting is not currently planned. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements contained in this Current Report on Form 8-K are “forward-looking statements” under the securities laws, including, but not limited to, statements regarding relating to the likelihood and timing of the FDA’s potential approval of the NDA for reproxalap by the PDUFA date of November 23, 2023, or at any other time and the potential profile, the expectation around any potential future request by the FDA to hold an advisory committee meeting related to the NDA, benefit and market size of reproxalap in dry eye disease should the NDA for reproxalap be approved by the FDA. In some cases, you can identify forward looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements include, among others, Aldeyra’s plans to develop and commercialize product candidates, if they are approved; delay in or failure to obtain regulatory approval of Aldeyra's product candidates; the ability to maintain regulatory approval of Aldeyra's product candidates, and the labeling for any approved products; uncertainty as to Aldeyra’s ability to commercialize (alone or with others) and obtain reimbursement for Aldeyra's product candidates following regulatory approval, if any; the size and growth of the potential markets and pricing for Aldeyra's product candidates and the ability to serve those markets; the rate and degree of market acceptance of any of Aldeyra's product candidates; the rate and degree of market acceptance of any of Aldeyra’s product candidates, following regulatory approval, if any; the timing of enrollment, commencement and completion of Aldeyra's clinical trials; the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the risk that prior results, such as signals of safety, activity, or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Aldeyra's product candidates in clinical trials focused on the same or on different indications; the scope, progress, expansion, and costs of developing and commercializing Aldeyra's product candidates; the current and potential future impact of the COVID-19 pandemic on Aldeyra’s business, results of operations and financial position; Aldeyra's expectations regarding Aldeyra's expenses and future revenue, the timing of future revenue, the sufficiency or use of Aldeyra's cash resources and needs for additional financing; Aldeyra's expectations regarding competition; Aldeyra's anticipated growth strategies; Aldeyra's ability to attract or retain key personnel; Aldeyra’s commercialization, marketing and manufacturing capabilities and strategy; Aldeyra's ability to establish and maintain development partnerships; Aldeyra’s ability to successfully integrate acquisitions into its business; Aldeyra's expectations regarding federal, state, and foreign regulatory requirements; political, economic, legal, social, and health risks, including the COVID-19 pandemic and subsequent public health measures, and war or other military actions, that may affect Aldeyra’s business or the global economy; regulatory developments in the United States and foreign countries; Aldeyra's ability to obtain and maintain intellectual property protection for its product candidates; the anticipated trends and challenges in Aldeyra's business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra's Annual Report on Form 10-K for the year ended December 31, 2021, and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at https://www.sec.gov/. Additional factors may be described in those sections of Aldeyra's Annual Report on Form 10-K for the year ended December 31, 2022, expected to be filed with the SEC in the first quarter of 2023.

In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information conveyed in this Current Report on Form 8-K is provided only as of the date hereof, and Aldeyra undertakes no obligation to update any forward-looking statements included herein on account of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Aldeyra Therapeutics, Inc. Press Release dated February 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 7, 2023

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
Name: Todd C. Brady M.D., Ph.D.
Title: Chief Executive Officer